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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 24, 2004
                                                           -------------


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)



   Delaware                       333-112231                    13-3416059
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(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)


                 250 Vesey Street
        4 World Financial Center 28th Floor
                New York, New York                                10080
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     (Address of principal executive office                      Zip Code


           Registrant's telephone, including area code: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)
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ITEM 5.  Other Events.(1)

         Filing of Legality and Tax Opinions

         Attached as Exhibit 99.1 is the opinion of Dechert LLP with respect to legality of the Specialty Underwriting and Residential Finance Trust, Series 2004-BC2 and certain tax matters relating thereto.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K

Exhibit No.                  Description
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(99.1)                       Legal Opinion




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(1)  Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             MERRILL LYNCH MORTGAGE INVESTORS, INC.


                             By:    /s/ Matthew Whalen
                                    ------------------------------------
                            Name:   Matthew Whalen
                             Title: President

Date:  June 24, 2004
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                                  EXHIBIT INDEX



Exhibit No.               Description                           Page No.
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(99.1)                    Legal Opinion